   AS FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 2002

             CONSENT SOLICITATION STATEMENT FILED ON SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Consent Solicitation Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                       ENSTAR INCOME PROGRAM IV-1, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          39,982
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        The filing fee is based on the aggregate cash to be received by the Registrant from the proposed sale of assets, which the Registrant believes will be $9,660,200 multiplied by .000092.
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
        $9,660,200
        ------------------------------------------------------------------------

     (5)  Total fee paid:
        $888.74
        ------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        ENSTAR INCOME PROGRAM IV-1, L.P.
                     C/O ENSTAR COMMUNICATIONS CORPORATION
                            12405 POWERSCOURT DRIVE
                           ST. LOUIS, MISSOURI 63131

                             ---------------------

                                     NOTICE
                                       OF
                        EXTENSION OF SOLICITATION PERIOD

                             ---------------------

                                                                   March 7, 2002

Dear Unitholder:

     NOTICE IS HEREBY GIVEN that the expiration of the Solicitation Period for the Unitholders of Enstar Income Program IV-1, L.P. ("Enstar IV-1") to consent to the proposed sale of Enstar IV-1's Illinois cable television systems and of its Poplar Bluff, Missouri, cable system, and to the proposed amendment of Enstar IV-1's partnership agreement in order to permit the sale of its Illinois systems, has been extended from 5:00 p.m., New York City time, on March 13, 2002, until 5:00 p.m., New York City time, on April 15, 2002.

     Although voting to date has been strongly to APPROVE these proposals, consent cards have been received by our Soliciting Agent, D.F. King & Co., for less than half of the outstanding Units. Since a minimum of a majority of the outstanding Units must be voted in favor of these proposals in order for them to be approved, it is extremely important that you vote your Units, especially if you want the proposals to be approved and the sales to be consummated. If you haven't already voted, please take the time to do so now by completing and returning the enclosed consent card to D.F. King & Co. in the postage-paid envelope provided.

     For the reasons set forth in our Consent Solicitation Statement, dated February 8, 2002, Enstar IV-1's general partner believes the proposals are in the best interest of Enstar IV-1 and its Unitholders and recommends a vote FOR the proposals.

                                          Very truly yours,

                                          ENSTAR COMMUNICATIONS CORPORATION,
                                          General Partner